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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 26, 2006

                       BRILLIANT TECHNOLOGIES CORPORATION
             (Exact name of registrant as specified in its charter)

          DELAWARE                                      13-4000208
(State or other jurisdiction of             (IRS Employer Identification Number)
        incorporation)

                                     0-23761
                            (Commission File Number)

                          211 Madison Avenue, Apt. #28B
                               New York, NY 10016
           (Address of principal executive offices including zip code)

                                 (212) 532-2736
              (Registrant's telephone number, including area code)





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ITEM 1.01  Entry into a Material Definitive Agreement; and
ITEM 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Cobalt Blue
-----------

         Pursuant to a Securities Purchase Agreement dated as of May 12, 2006 (the "Securities Purchase Agreement") between Brilliant Technologies Corporation (the "Company") and Cobalt Blue LLC ("Cobalt Blue"), the Company sold an aggregate of $50,000 principal amount of its 9% Convertible Debentures (the "Debentures") and warrants (the "Warrants") to purchase 714,285 shares of common stock of the Company ("Common Stock"). The Company received net proceeds in such sale of $50,000, after the payment of offering related fees and expenses. The Debentures and Warrants were issued in a private placement pursuant to Section 4(2) under the Securities Act of 1933, as amended (the "Securities Act"). Cobalt Blue represented to the Company that it was an "accredited investor" (as such term is defined in Rule 501 of Regulation D promulgated under the Securities
Act) and made other customary representations in connection with issuances pursuant to such Section 4(2).

         The Debentures bear interest at 9% per annum on a simple non-compounded basis and are due and payable on April 3, 2007. The Debentures are convertible, at the holder's option, into shares of Common Stock at a conversion rate equal to the lesser of $0.07 (subject to adjustment for subsequent lower price issuances by the Company and other customary events including stock splits, reverse stock splits, dividends of Common Stock and spin-offs) and 75% of the average of the 5 lowest closing bid prices of the Common Stock for the 30 trading days immediately preceding the applicable date of conversion. If a holder elects to convert all or a portion of the Debentures and the conversion price is less than $0.07 (subject to adjustment for subsequent lower price issuances by the Company and other customary events including stock splits, reverse stock splits, dividends of Common Stock and spin-offs), in lieu of effecting such conversion, the Company may elect to redeem the amount of the Debentures requested to be so converted at a purchase price equal to 150% of the principal amount of the Debentures plus accrued and unpaid interest to the date of redemption. The holder may accelerate the maturity date of the Debentures following the occurrence of customary events of default, including, without limitation, payment defaults, breaches of certain covenants and representations, certain events of bankruptcy, certain judgment defaults, failure to timely file the Company's periodic reports with the Securities and Exchange Commission (the "SEC") and the suspension of the Common Stock from trading on the OTC Bulletin Board. The Debentures, together with certain debentures previously issued by the Company, are secured by a security interest in all of the assets of the Company.

         Each Warrant is exercisable until the second anniversary of the effective date of the registration statement described below. The Warrants are exercisable at $0.07 per share, such exercise price subject to adjustment for subsequent lower price issuances by the Company and other customary events including stock splits, reverse stock splits, dividends of Common Stock and spin-offs. If the average of the closing bid prices of the Common Stock during any period of 20 consecutive trading days is equal to or greater than $0.50 and the closing bid price of the Common Stock is equal to or greater than $0.50 for at least 10 trading days during such period then with respect to each Warrant that the holder does not exercise during the 15 trading day period following the receipt by the holder of a notice from the Company that such average price and closing bid prices have occurred, the exercise price for such Warrants will each be adjusted to $0.25 per share (subject to adjustment for customary events including stock splits, reverse stock splits, dividends of Common Stock and spin-offs). Holders of Warrants are entitled to effect a cashless exercise of the Warrants if the registration statement (as described below) has not been declared effective prior the first anniversary of the issuance of the Warrants.

         The Company has agreed pursuant to a Registration Rights Agreement dated as of May 12, 2006 (the "Registration Statement") between the Company and Cobalt Blue to file a registration statement to register the shares of Common Stock issuable upon the conversion of the Debentures and the exercise of the Warrants.

         The foregoing descriptions of the Securities Purchase Agreement, the Debentures, the Warrants and the Registration Rights Agreement do not purport to be complete and are qualified in their entirety by the terms and conditions of such agreements, forms of which are filed hereto as Exhibits 4.1 through 4.4, respectively, and are incorporated herein by reference.



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Harborview and Monarch
----------------------

         Pursuant to a Securities Purchase Agreement dated as of May 2, 2006 between the Company and Monarch Capital Fund Ltd. ("Monarch") and a Securities Purchase Agreement dated as of May 2, 2006 between the Company and Harborview Master Fund L.P. ("Harborview"), the Company agreed that upon the earlier to occur of (i) the failure by the Company to file with the SEC its Annual Report on Form 10-KSB for the year ended December 31, 2005 on or prior to May 17, 2006 and (ii) the failure by the Company to file with the SEC a Quarterly Report on Form 10-QSB following the required time periods (including any permitted extensions) provided in the Securities Exchange Act of 1934 for such filing, the Company would issue to Monarch and Harborview, as the case may be, an additional debenture at the end of such time period on the same terms as originally issued to Monarch and Harborview and in the principal amount equal to the lesser of (x) $100,000 and (y) the remaining outstanding principal amount of the original debenture held by Monarch and Harborview, as the case may be, as of the end of such time period. Since the Company did not file its Annual Report on Form 10-KSB for the year ended December 31, 2005 on or prior to May 17, 2006, the Company has issued to each of Monarch and Harborview such a debenture in the principal amount of $100,000. A description of such Securities Purchase Agreements and such debentures is incorporated by reference herein to the Current Report on Form 8-K filed by the Company with the SEC on May 9, 2006.

ITEM 3.02  UNREGISTERED SALES OF EQUITY SECURITIES.

The information contained in Items 1.01 and 2.03 above are incorporated into this Item 3.02 by reference.

On January 26, 2006 the Company issued 1,894,737 shares of Common Stock for consulting services. Such issuance was effected pursuant to Section 4(2) under the Securities Act.

On January 26, 2006 the Company issued 3,315,789 shares of Common Stock for consulting services. Such issuance was effected pursuant to Section 4(2) under the Securities Act.

On January 26, 2006 the Company issued 3,789,474 shares of Common Stock for consulting services. Such issuance was effected pursuant to Section 4(2) under the Securities Act.

On January 26, 2006 the Company issued 50,000 shares of Common Stock for consulting services. Such issuance was effected pursuant to Section 4(2) under the Securities Act.

On January 26, 2006 the Company issued 50,000 shares of Common Stock for consulting services. Such issuance was effected pursuant to Section 4(2) under the Securities Act.

On January 26, 2006 the Company issued 50,000 shares of Common Stock for consulting services. Such issuance was effected pursuant to Section 4(2) under the Securities Act.

On January 26, 2006 the Company issued 750,000 shares of Common Stock for consulting services. Such issuance was effected pursuant to Section 4(2) under the Securities Act.

On January 26, 2006 the Company issued 3,000,000 shares of Common Stock for consulting services. Such issuance was effected pursuant to Section 4(2) under the Securities Act.

On January 26, 2006 the Company issued 1,500,000 shares of Common Stock for consulting services. Such issuance was effected pursuant to Section 4(2) under the Securities Act.

On January 26, 2006 the Company issued 3,000,000 shares of Common Stock for consulting services. Such issuance was effected pursuant to Section 4(2) under the Securities Act.

On January 26, 2006 the Company issued 4,500,000 shares of Common Stock for a finder's fee in connection with a financing. Such issuance was effected pursuant to Section 4(2) under the Securities Act.

On January 26, 2006 the Company issued 500,000 shares of Common Stock as consideration for a stockholder of the Company entering into a lock-up agreement in the first quarter of 2005 in connection with certain of such stockholder's shares of Common Stock. Such issuance was effected pursuant to Section 4(2) under the Securities Act.



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On January 26, 2006 the Company issued 1,000,000 shares of Common Stock for a finder's fee in connection with a financing. Such issuance was effected pursuant to Section 4(2) under the Securities Act.

On January 26, 2006 the Company issued 3,100,000 shares of Common Stock for a finder's fee in connection with a financing. Such issuance was effected pursuant to Section 4(2) under the Securities Act.

On January 26, 2006 the Company issued 750,000 shares of Common Stock to an investor for $50,000. Such issuance was effected pursuant to Section 4(2) under the Securities Act.

On January 26, 2006 the Company issued 571,800 shares of Common Stock as a bonus to a non-executive employee of a subsidiary of the Company. Such issuance was effected pursuant to Regulation S under the Securities Act.

On January 26, 2006 the Company issued 21,795,061 shares of Common Stock in connection with the settlement of claims made by certain former stockholders of LTDnetwork, Inc., which the Company acquired on December 15, 2004, that such former stockholders were entitled to receive more shares in such acquisition than contemplated pursuant to the merger agreement relating to such acquisition. Such issuance was effected pursuant to Regulation S and Section 4(2) under the Securities Act.

During and January and February 2006, the Company issued 9,026,716 shares of Common Stock upon the exercise of warrants that were issued in connection with the acquisition of LTDnetwork, Inc. The Company received $368,490 gross proceeds as a result of such exercises. Such issuances were effected pursuant to Regulation S under the Securities Act.

On February 3, 2006 the Company issued 2,936,437 shares of Common Stock upon the conversion of $150,000 principal amount of its 9% convertible debentures. Such issuance was effected pursuant to Section 4(2) under the Securities Act.

On February 8, 2006 the Company issued 1,508,672 shares of Common Stock upon the conversion of $72,000 principal amount of its 9% convertible debentures. Such issuance was effected pursuant to Section 4(2) under the Securities Act.

On February 10, 2006 the Company issued 1,428,656 shares of Common Stock upon the conversion of $75,000 principal amount of its 9% convertible debentures. Such issuance was effected pursuant to Section 4(2) under the Securities Act.

On February 14, 2006 the Company issued 178,571 shares of Common Stock upon the conversion of $10,000 principal amount of its 9% convertible debentures. Such issuance was effected pursuant to Section 4(2) under the Securities Act.

On February 16, 2006 the Company issued 3,522,887 shares of Common Stock upon the conversion of $167,000 principal amount of its 9% convertible debentures. Such issuance was effected pursuant to Section 4(2) under the Securities Act.

On February 17, 2006 the Company issued 486,858 shares of Common Stock upon the conversion of $25,000 principal amount of its 9% convertible debentures. Such issuance was effected pursuant to Section 4(2) under the Securities Act.

On February 21, 2006 the Company issued 1,702,922 shares of Common Stock upon the conversion of $95,000 principal amount of its 9% convertible debentures. Such issuance was effected pursuant to Section 4(2) under the Securities Act.

On February 23, 2006 the Company issued 3,662,962 shares of Common Stock upon the conversion of $180,000 principal amount of its 9% convertible debentures. Such issuance was effected pursuant to Section 4(2) under the Securities Act.

On February 28, 2006 the Company issued 831,455 shares of Common Stock upon the conversion of $40,000 principal amount of its 9% convertible debentures. Such issuance was effected pursuant to Section 4(2) under the Securities Act.

On March 2, 2006 the Company issued 817,632 shares of Common Stock upon the conversion of $35,000 principal amount of its 9% convertible debentures. Such issuance was effected pursuant to Section 4(2) under the Securities Act.

On March 3, 2006 the Company issued 1,231,721 shares of Common Stock upon the conversion of $50,000 principal amount of its 9% convertible debentures. Such issuance was effected pursuant to Section 4(2) under the Securities Act.

On March 9, 2006 the Company issued 343,642 shares of Common Stock upon the conversion of $15,000 principal amount of its 9% convertible debentures. Such issuance was effected pursuant to Section 4(2) under the Securities Act.



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On March 13, 2006 the Company issued 1,428,571 shares of Common Stock upon the conversion of $50,000 principal amount of its 9% convertible debentures. Such issuance was effected pursuant to Section 4(2) under the Securities Act.

On March 14, 2006 the Company issued 68,987 shares of Common Stock upon the conversion of $3,500 principal amount of its 9% convertible debentures. Such issuance was effected pursuant to Section 4(2) under the Securities Act.

On March 20, 2006 the Company issued 4,202,418 shares of Common Stock upon the conversion of $135,000 principal amount of its 9% convertible debentures. Such issuance was effected pursuant to Section 4(2) under the Securities Act.

On March 22, 2006 the Company issued 211,712 shares of Common Stock upon the conversion of $65,000 principal amount of its 9% convertible debentures. Such issuance was effected pursuant to Section 4(2) under the Securities Act.

On March 27, 2006 the Company issued 149,783 shares of Common Stock upon the conversion of $4,000 principal amount of its 9% convertible debentures. Such issuance was effected pursuant to Section 4(2) under the Securities Act.

On March 30, 2006 the Company issued 1,650,203 shares of Common Stock upon the conversion of $28,000 principal amount of its 9% convertible debentures. Such issuance was effected pursuant to Section 4(2) under the Securities Act.

On April 3, 2006 the Company issued 1,895,415 shares of Common Stock upon the conversion of $53,600 principal amount of its 9% convertible debentures. Such issuance was effected pursuant to Section 4(2) under the Securities Act.

On April 4, 2006 the Company issued 4,162,644 shares of Common Stock upon the conversion of $100,000 principal amount of its 9% convertible debentures. Such issuance was effected pursuant to Section 4(2) under the Securities Act.

On April 11, 2006 the Company issued 4,977,456 shares of Common Stock upon the conversion of $100,200 principal amount of its 9% convertible debentures. Such issuance was effected pursuant to Section 4(2) under the Securities Act.

On April 21, 2006 the Company issued 3,137,207 shares of Common Stock upon the conversion of $60,000 principal amount of its 9% convertible debentures. Such issuance was effected pursuant to Section 4(2) under the Securities Act.

On April 28, 2006 the Company issued 2,343,787 shares of Common Stock upon the conversion of $34,800 principal amount of its 9% convertible debentures. Such issuance was effected pursuant to Section 4(2) under the Securities Act.

On May 5, 2006 the Company issued 1,301,823 shares of Common Stock upon the conversion of $17,600 principal amount of its 9% convertible debentures. Such issuance was effected pursuant to Section 4(2) under the Securities Act.

On May 8, 2006 the Company issued 366,780 shares of Common Stock upon the conversion of $5,000 principal amount of its 9% convertible debentures. Such issuance was effected pursuant to Section 4(2) under the Securities Act.

On May 9, 2006 the Company issued 11,500,000 shares of Common Stock to a group of investors. The Company has not yet received the proceeds from such sale and intends to cancel such shares. Such issuance was effected pursuant to Section 4(2) under the Securities Act.

On May 10, 2006 the Company issued 2,756,310 shares of Common Stock upon the conversion of $40,000 principal amount of its 9% convertible debentures. Such issuance was effected pursuant to Section 4(2) under the Securities Act.

On May 12, 2006 the Company issued 3,615,944 shares of Common Stock upon the conversion of $48,600 principal amount of its 9% convertible debentures. Such issuance was effected pursuant to Section 4(2) under the Securities Act.

On May 15, 2006 the Company issued 3,000,000 shares of Common Stock for consulting services. Such issuance was effected pursuant to Section 4(2) under the Securities Act.

On May 15, 2006 the Company issued 819,659 shares of Common Stock upon the conversion of $10,300 principal amount of its 9% convertible debentures. Such issuance was effected pursuant to Section 4(2) under the Securities Act.

On May 16, 2006 the Company issued 3,424,658 shares of Common Stock upon the conversion of $50,000 principal amount of its 9% convertible debentures. Such issuance was effected pursuant to Section 4(2) under the Securities Act.



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On May 19, 2006 the Company issued 759,178 shares of Common Stock upon the conversion of $10,000 principal amount of its 9% convertible debentures. Such issuance was effected pursuant to Section 4(2) under the Securities Act.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits

4.1 Securities Purchase Agreement dated as of May 12, 2006 between Brilliant Technologies Corporation and Cobalt Blue LLC.

4.2 Form of 9% Convertible Debenture issued to Cobalt Blue LLC.

4.3 Form of Warrant issued to Cobalt Blue LLC.

4.4 Registration Rights Agreement dated as of May 12, 2006 between Brilliant Technologies Corporation and Cobalt Blue LLC.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             Brilliant Technologies Corporation,
Dated: May 25, 2006
                                             /s/ Allan Klepfisz
                                             ----------------------------------
                                             Allan Klepfisz
                                             Chief Executive Officer